UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2019

FLEXSTEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

385 Bell St, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 29, 2019, Flexsteel Industries, Inc. (the “Company”) entered into an Agreement of Purchase and Sale and Joint Escrow Instructions dated August 26, 2019 (the “Purchase Agreement”) to sell the Riverside property located at 7227 Central Avenue, Riverside, California for $20,500,000 to Greenlaw Acquisitions, LLC.  There is a $500,000 non-refundable deposit placed in escrow and the closing is scheduled for September 26, 2019.  The property is being sold “As-Is, Where-Is”.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2019, pursuant to the request of Jerald K. Dittmer, the Company’s President and Chief Executive Officer, the Compensation Committee and Mr.  Dittmer agreed to amend his Employment Agreement, dated December 17, 2018 (“Agreement”).  Under the Agreement, the fiscal 2019 Cash Incentive was guaranteed at target level (“Bonus”).  The guaranteed Bonus is calculated by taking Mr. Dittmer’s annual salary of $700,000 multiplied by his annual Cash Incentive Plan target of 115% and pro-rating it for the 50% time he served during the fiscal year.  The Bonus value equates to $402,500.

The agreed upon amendment is reflected in the First Amendment to Executive Employment Agreement dated effective August 30, 2019 (the “Amendment”). The Amendment provides for the conversion of the cash Bonus amount into the equivalent combined value in Non-statutory Stock Options, using a Black-Scholes calculation, and a Restricted Stock Award (“RSA”) using the previous 10-day average market close price.  As reflected in the Amendment, in lieu of the cash Bonus, on August 30, 2019, the Compensation Committee granted under the 2013 Omnibus Stock Plan (i) a Non-statutory Stock Option to purchase 30,000 shares of common stock at an exercise price of $15.14 with immediate vesting and expiring on the tenth anniversary of the grant date and (ii) an RSA for 22,165 shares of common stock.  The RSA fully vests on September 11, 2019.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Agreement of Purchase and Sale and Joint Escrow Instructions between the Company and Greenlaw Acquisitions, LLC, dated August 26, 2019.

Exhibit 10.2	First Amendment Executive Employment Agreement between the Company and Jerald K. Dittmer, dated August 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	September 4, 2019	By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer
Principal Financial and Accounting Officer